SCHEDULE 14A
                               (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934
                     (Amendment No.               )

Filed by the Registrant  /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
 / /     Preliminary Proxy Statement    / / Confidential, for Use of
                                        the Commission Only (as permitted
                                        by Rule 14a-6(e)(2))
 /x/     Definitive Proxy Statement
 / /     Definitive Additional Materials
 / /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Occidental Petroleum Corporation
___________________________________________________________________________
              (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
 /x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

 / / $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).

 / / Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
___________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
___________________________________________________________________________

     (5) Total fee paid:
___________________________________________________________________________

    / /  Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
___________________________________________________________________________

         (2) Form, Schedule or Registration Statement No.:
___________________________________________________________________________

         (3) Filing Party:
___________________________________________________________________________

         (4) Date Filed:
___________________________________________________________________________

                             (LOGO)


                            NOTICE OF
                             -------
                OCCIDENTAL PETROLEUM CORPORATION

               1996 ANNUAL MEETING OF STOCKHOLDERS

                               AND

                         PROXY STATEMENT







                     FRIDAY, APRIL 26, 1996
                  SANTA MONICA CIVIC AUDITORIUM
           1855 MAIN STREET   SANTA MONICA, CALIFORNIA

                          Meeting Hours
                             -------
                  EXHIBIT ROOM   OPENS 9:15 A.M.
                       MEETING   10:30 A.M.



                            IMPORTANT
                             -------
                   PLEASE PROMPTLY MARK, SIGN,
                   DATE AND RETURN YOUR PROXY
                      CARD IN THE ENCLOSED
                            ENVELOPE.

(LOGO)           OCCIDENTAL PETROLEUM CORPORATION
                     10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024



  DR. RAY R. IRANI
CHAIRMAN OF THE BOARD
     PRESIDENT
        AND
CHIEF EXECUTIVE OFFICER

                                                   March 12, 1996

Dear Stockholder:

  On behalf of our Board of Directors, I cordially invite you to attend Occidental's 1996 Annual Meeting of Stockholders at 10:30
A.M.  on  Friday,  April  26, 1996, at  the  Santa  Monica  Civic
Auditorium, 1855 Main Street, Santa Monica, California.

  Our business will include electing six directors, all of whom, except Messrs. Edward P. Djerejian and David R. Martin, are present Occidental directors, ratifying the selection of independent public accountants and approving the adoption of the Occidental Petroleum Corporation Directors' Stock Plan.

  These  matters  are described in detail in the  attached  Proxy
Statement for the meeting.

  The directors and officers of Occidental look forward to seeing you at the meeting. As in the past, there will be a report on operations and an opportunity for questions.

  I encourage you to attend the meeting in person. Whether you do so or not, however, I hope you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. This will save Occidental additional expenses of soliciting proxies as well as ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy. Whether you vote in person or by proxy, your vote will be kept confidential.

                                       Sincerely yours,

                                       /s/ R. R. Irani

(LOGO)           OCCIDENTAL PETROLEUM CORPORATION
                     10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA 90024


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held April 26, 1996


To the Stockholders:

  The Annual Meeting of Stockholders of Occidental Petroleum Corporation ("Occidental") will be held at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, on Friday, April 26, 1996, at 10:30 A.M. for the following purposes, all as set forth in the attached Proxy Statement:

     1. To elect five directors to serve for three-year terms expiring at the annual meeting in 1999 and one director to serve for a two-year term expiring at the annual meeting in 1998. The Board of Directors' nominees are named in the attached Proxy Statement.

     2.  To  consider and take action on the ratification of  the
  selection   of  Arthur  Andersen  LLP  as  independent   public
  accountants for 1996.

     3. To consider and take action on the proposal to approve the Occidental Petroleum Corporation 1996 Restricted Stock
  Plan for Non-Employee Directors.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of no stockholder proposals that may be presented at the meeting.

  Only stockholders of record on the books of Occidental at the close of business on March 7, 1996, will be entitled to receive notice of and to vote at the meeting.

  Stockholders are cordially invited to attend the meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting, and your promptness will assist us to prepare for the meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.


                                       Sincerely,
                                   /s/ Donald P. de Brier
  Los Angeles, California              Donald P. de Brier
  March 12, 1996                       Secretary

                         PROXY STATEMENT
    Annual Meeting of Stockholders To Be Held April 26, 1996

                       GENERAL INFORMATION
                             -------
  This Proxy Statement is furnished to stockholders of Occidental Petroleum Corporation, a Delaware corporation ("Occidental"), in connection with the solicitation by the Board of Directors of Occidental (the "Board of Directors" or "Board") of proxies for use at its Annual Meeting of Stockholders (the "Meeting") scheduled to be held on Friday, April 26, 1996, at 10:30 A.M., Los Angeles time, at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, and at any and all adjournments thereof. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed form of proxy will commence on or about March 12, 1996.

  At the Meeting, stockholders of Occidental will vote upon: (1) the election of five directors for a term of three years and one director for a term of two years; (2) the ratification of the selection of independent public accountants for 1996; (3) the approval of the Occidental Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors (the "Stock Plan"); and (4) such other business as may properly come before the Meeting and any and all adjournments thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of no stockholder proposals that may be presented at the Meeting.

                VOTING RIGHTS AND VOTES REQUIRED

  The close of business on March 7, 1996, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, Occidental had outstanding and entitled to vote 319,190,285 shares of Common Stock, par value $.20 per share ("Common Stock") and 3,606,484 shares of $3.875 Cumulative Convertible Voting Preferred Stock, par value $1.00 per share ("Convertible Preferred Stock").

  A majority of the outstanding shares of Common Stock and Convertible Preferred Stock voting together as a single class must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock and Convertible Preferred Stock entitled to vote at the Meeting will have one vote for each share so held.

  When no instructions have been given on a proxy card with respect to a matter, the shares will be voted in the manner specified on the card. Pursuant to stock exchange rules, however, shares held in street name will not be voted with respect to certain matters when no instructions have been given.

  Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The six candidates receiving the highest number of votes will be elected. In tabulating the votes, broker nonvotes will be disregarded and have no effect on the outcome of the vote.

  The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock voting together as a single class represented at the Meeting in person or by proxy and entitled to vote thereat will be required to ratify the selection of independent public accountants and to adopt the Stock Plan. In determining whether the proposal to ratify the selection of independent public accountants has received the requisite number of affirmative votes, abstentions and broker nonvotes will have the same effect as votes against the proposal. In accordance with the requirements of Rule 16b-3(b) of the Securities Exchange Act of 1934, as amended, in determining whether requisite approval of the Stock Plan has been received, abstentions will have the same effect as votes against the proposal and broker nonvotes will be disregarded.

                        VOTING OF PROXIES

  In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board has designated Dr. Ray R. Irani and Dr. Dale R. Laurance to vote shares represented by such proxies. Shares represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under "Election of Directors," FOR the ratification of the selection of independent public accountants and FOR the adoption of the Stock Plan.

  The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. However, if any such other matter is duly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of Drs. Irani and Laurance.

                       CONFIDENTIAL VOTING

  Occidental has a policy that all proxies, ballots and other voting materials that identify how a stockholder voted are to be kept permanently confidential and are not to be disclosed to an entity or person, including the directors, officers, employees or stockholders of Occidental, except (i) to allow the tabulator to tabulate and certify the vote, (ii) to comply with federal or state law, including the order of any court, department or agency, (iii) in connection with a contested proxy solicitation,
(iv) if a stockholder makes a written comment on a proxy card or ballot or (v) if a stockholder expressly requests disclosure of his or her vote. The receipt and tabulation of the proxies, ballots and voting materials and the performance of the duties of the inspector of elections must be by one or more parties independent of Occidental, its Board of Directors and any stockholder holding more than 10 percent of the voting securities of Occidental. The tabulator and inspector of elections are required to sign a statement acknowledging the obligation to comply with the policy.

                      REVOCATION OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised. Any proxy may be revoked by a writing, by a valid proxy bearing a later date delivered to Occidental or by attending the Meeting and voting in person.

                     SOLICITATION OF PROXIES

  The expenses of this solicitation will be paid by Occidental. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of Occidental, who will receive no additional compensation therefor. In addition, Occidental has engaged the services of Georgeson & Company Inc., a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $15,000, plus reimbursement of out-of-pocket expenses. Occidental will pay persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals.

                      ELECTION OF DIRECTORS

  The directors of Occidental are divided into three classes, with approximately one third of the directors standing for election each year. In February 1996, the Board of Directors increased the size of the Board of Directors from 12 to 14 members effective on the date of the Meeting. The Board of Directors has designated that one of the directorships resulting from the increase in the size of the Board to be in the class of directors whose terms expire in 1999 and the other in the class of directors whose terms expire in 1998. Accordingly, five directors will be elected at the Meeting for terms expiring in 1999 and one director will be elected for a term expiring in 1998. All of the directors whose terms expire at the Meeting previously were elected by the stockholders. No person who has reached the age of 72 is eligible for election as a director of Occidental except that any person who at December 15, 1994, was aged 72 or older and serving as a director is eligible for reelection as a director once, at the annual meeting of stockholders occurring upon expiration of the term of office such director was serving at December 15, 1994.

  The six persons designated by the Board of Directors as nominees for election at the Meeting as directors are Miss
Rosemary  Tomich,  Senator Albert Gore,  and  Messrs.  Edward  P.
Djerejian,  David  R.  Martin, George  O.  Nolley,  and  John  F.
Riordan.

  It is intended that proxies received will be voted for the election as directors of Miss Tomich, Senator Gore, and Messrs. Martin, Nolley and Riordan, to serve for three-year terms expiring at the 1999 annual meeting and Mr. Djerejian to serve for a two-year term expiring at the 1998 annual meeting, and until their successors are elected and qualified. In the event any nominee should be unavailable at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

  The   following  biographical  information  is  furnished  with
respect to each of the six nominees for election at the Meeting and for each of the other eight directors whose terms will continue after the Meeting.

               NOMINEES FOR TERM EXPIRING IN 1999


(PHOTOGRAPH OF SENATOR ALBERT GORE, SR.)
SENATOR ALBERT GORE, Sr., 87                  Director since 1972
Former Executive Vice President
of Occidental; Former United States Senator.

Senator Gore was a United States Congressman for 14 years, and a Senator for 18 years. Thereafter, Senator Gore and his wife, Pauline, were in the private practice of law with offices in Washington, D.C., Nashville, Tennessee and Los Angeles, California. He was elected an Executive Vice President of Occidental and Chairman of the Board of Occidental's subsidiary Island Creek Coal Company in September 1972. He held these positions until August 1983. As a legislator, he was a leader in the development of atomic weapons programs, nuclear energy, foreign relations, international trade and taxation. As a member of the Joint Committee on Atomic Energy, the Finance Committee and the Foreign Relations Committee, he coauthored the Gore-Holifield Bill relating to the development of nuclear power and the Gore-Fallon Interstate Highway Bill and was a leader and author of several international trade amendments and bills. President Kennedy appointed Senator Gore as a delegate to the United Nations where he succeeded in negotiating an agreement on outer space between the United States and the former Soviet Union. Since retiring from Occidental, Senator Gore has served on the faculty of Vanderbilt University and was a visiting scholar at the Kennedy Institute of Harvard University, University of California, Davis, and other institutions. Among other literary undertakings, he is the author of two books: "The Eye of the Storm" and "Let the Glory Out". He is now active as a businessman in real estate, cattle, automobiles, antique mall ventures and other commercial undertakings.

(PHOTOGRAPH OF DAVID R. MARTIN)
DAVID R. MARTIN, 64
Executive Vice President of Occidental;
President, Chief Executive Officer and a
Director of Occidental Oil and Gas Corporation.

Mr. Martin was elected President of Occidental Oil and Gas Corporation in 1983, its Chief Operating Officer in 1986 and its Chief Executive Officer in 1993, and has served as Executive Vice President of Occidental Petroleum Corporation since 1983. Mr. Martin is a director and a member of the Finance Committee of the Board of Directors of Canadian Occidental Petroleum Ltd. He also serves on the boards of several community service organizations as well as the Board of Directors of California State University, Bakersfield Foundation. He served as Chairman of the California State University, Bakersfield Foundation Board from 1989 to 1991. Mr. Martin is a graduate of the University of California at Los Angeles, where he received both a B.A. and an M.A. degree in geology. He is a registered geologist in the state of

California,  a  member of the American Association  of  Petroleum
Geologists and the American Institute of Professional Geologists.

(PHOTOGRAPH OF GEORGE O. NOLLEY)
GEORGE O. NOLLEY, 80                          Director since 1983
Ranching and Investments.

Mr. Nolley has been engaged in ranching and farming since 1961. He was a founder, officer and director of The Permian Corporation, which was subsequently (from 1965 to 1983) a wholly owned subsidiary of Occidental, and he was a director of Cities Service Company when Occidental acquired that company in 1982.

  Committees:    Audit   (Chairman);   Compensation   (Chairman);
Environmental, Health and Safety; Investment.

(PHOTOGRAPH OF JOHN F. RIORDAN)
JOHN F. RIORDAN, 60                           Director since 1991
Executive Vice President of Occidental;
President, Chief Executive Officer
and a Director of MidCon Corp.

Mr. Riordan became Chief Executive Officer of MidCon Corp., which conducts Occidental's natural gas transmission business, in 1990 and was elected an Executive Vice President of Occidental in 1991. He has been President and a director of MidCon Corp. since 1988. Mr. Riordan joined Occidental's chemical division in 1958. From 1987 to 1988, he was President and a director of the company that was the natural gas liquids affiliate of Occidental Oil and Gas Corporation. He was Executive Vice President and a director of OXY USA Inc. and Executive Vice President of Occidental Oil and Gas Corporation from 1986 to 1988. Mr. Riordan has a B.S. degree in chemistry from Niagara University and an M.B.A. degree from the State University of New York at Buffalo. Mr. Riordan is Vice Chairman of the Gas Research Institute and serves on the boards of the American Gas Association and the Interstate Natural Gas Association of America. He is a member of the Board of Directors of CBI Industries, Inc. He is a director of the Chicagoland Chamber of Commerce and a governing member of the Orchestral Association in Chicago.

(PHOTOGRAPH OF ROSEMARY TOMICH)
ROSEMARY TOMICH, 58                           Director since 1980
Owner, Hope Cattle Company and A. S. Tomich
Construction Company; Chairman of the Board of Directors and Chief Executive Officer,
Livestock Clearing Inc.

Miss Tomich has been owner of the Hope Cattle Company, a feeding operation, since 1958. Since 1970, she has been the owner of the
A. S. Tomich Construction Company in Los Angeles, California. Miss Tomich is a founding director of Palm Springs Savings Bank, a Trustee of the Salk Institute for Biological Studies, a director of the Betty Clooney Foundation for Persons With Brain Injury, a director of Continental Culture Specialists Inc., a member of the Advisory Board of the University of Southern California School of Business Administration and a member of the President's Corporate Cabinet of the California Polytechnic State University San Luis Obispo.

  Committees:   Executive;  Audit;  Compensation;  Environmental,
Health and Safety (Chairperson); Investment.

                NOMINEE FOR TERM EXPIRING IN 1998
                            -------

(PHOTOGRAPH OF EDWARD P. DJEREJIAN)
EDWARD P. DJEREJIAN, 56
Director-James A. Baker III Institute
for Public Policy at Rice University
Houston, Texas.

Ambassador Djerejian assumed the position as the founding Director of the James A. Baker III Institute for Public Policy at Rice University in 1994. His career in foreign service has spanned the administrations of eight U.S. Presidents. Ambassador Djerejian served President Clinton as the United States Ambassador to Israel from 1993 to 1994, both President Bush and President Clinton as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and President Reagan and President Bush as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian also served as Deputy Assistant Secretary of Near Eastern and South Asian Affairs from 1986 to 1988 and Deputy Chief of the U.S. mission to the Kingdom of Jordan from 1981 to 1984. In 1985, he was assigned to the White House as Special Assistant to the President and Deputy Press Secretary for Foreign Affairs. Ambassador Djerejian is also an expert in Soviet and Russian affairs and, from 1979 to 1981, was assigned to the U.S. Embassy in Moscow, where he headed the political section. Ambassador Djerejian joined the Foreign Service in 1962, after serving in the United States Army as a First Lieutenant in the Republic of Korea between 1961 and 1962. In addition to his assignments in Moscow and Amman, he served as a political officer in Beirut, Lebanon from 1966 to 1969 and Casablanca, Morocco from 1969 to 1972. Between 1975 and 1977 he was assigned as U.S. Consul General in Bordeaux, France. Ambassador Djerejian graduated with a Bachelor of Science from the School of Foreign Service at Georgetown University in 1960. He received an Honorary Doctorate in the Humanities from his alma mater in 1992. Ambassador Djerejian is a member of the Board of Directors of Global Industries, Inc. Ambassador Djerejian received the Presidential Distinguished Service Award in 1994, the Department of State's Distinguished Honor Award in 1993 and numerous other honors, including the President's Meritorious Service Award in 1988, the Ellis Island Medal of Honor in 1993, and the Anti-Defamation League's Moral Statesman Award in 1994. He is a member of the Council on Foreign Relations, The Asia Society, Business Council for International Understanding, International Institute for Strategic Studies and The Bretton Woods Committee.

                      CONTINUING DIRECTORS
                            -------

(PHOTOGRAPH OF ARTHUR GROMAN)
ARTHUR GROMAN, 81                             Director since 1957
Lawyer-Senior Partner of the law firm           Term expires 1997
of Mitchell, Silberberg & Knupp,
Los Angeles, California.

Mr. Groman has served on the Board of Directors of Occidental longer than any other director, having been first elected in June 1957. He is the senior partner of the Los Angeles law firm of Mitchell, Silberberg & Knupp, having been associated with that firm since 1944. Previously, he was an attorney in the Office of the General Counsel in the U.S. Treasury Department and an attorney for the Bureau of Internal Revenue. He is the author of numerous articles on taxation. Mr. Groman is a cofounder of the Tax Institute of the Law School of the University of Southern California, a Fellow of the American College of Trial Lawyers, a past President of the California Institute for Cancer Research, an emeritus member of the Board of Directors of Cedars-Sinai Medical Center and a member of the Board of Visitors of the UCLA Medical School. He has served as President of the Yale Law School Alumni Association of Southern California.

  Committees: Executive; Nominating (Chairman).

(PHOTOGRAPH OF J. ROGER HIRL)
J. ROGER HIRL, 64                             Director since 1988
Executive Vice President of Occidental;         Term expires 1997
President and Chief Executive Officer of
Occidental Chemical Corporation.

Mr. Hirl became President and Chief Operating Officer of Occidental Chemical Corporation in 1983 and its Chief Executive Officer in 1991. He was elected an Executive Vice President of Occidental in 1984. Before joining Occidental, he was Senior Vice President of the Chemicals Group of Olin Corporation, where he was responsible for all business units. During a 23-year career with Olin, Mr. Hirl held a number of management positions, including Vice President of Administration and Vice President and General Manager of the company's industrial chemicals department. Mr. Hirl is a graduate of the University of Iowa, where he received a B.L.S. degree in liberal arts. Mr. Hirl is Chairman of the Board of the Chlorine Chemistry Council and the Office of the Chemical Industry Trade Advisor and serves as Chairman of the Society of Chemical Industry-American Section. He is a past Chairman of the Board of the Chemical Manufacturers Association, the American Plastics Council and the Chlorine Institute. He is a director of Armand Products Company, Clean Sites, Texas Taxpayers and Research Association, The Dallas Citizens Council, The Dallas Together Forum and The Science Place, Dallas.

(PHOTOGRAPH OF DR. RAY R. IRANI)
DR. RAY R. IRANI, 61                          Director since 1984
Chairman of the Board, President and Chief      Term expires 1998
Executive Officer of Occidental; Chairman of the Board of Canadian Occidental Petroleum Ltd.

Dr. Irani has been Chairman, President and Chief Executive Officer of Occidental since 1990 and a director of the corporation since 1984. He was President and Chief Operating Officer of Occidental from 1984 to 1990 and before that was an Executive Vice President of the corporation. Dr. Irani joined the Occidental organization in 1983 as Chairman and Chief Executive Officer of Occidental Chemical Corporation. He has been Chairman of the Board of Canadian Occidental Petroleum Ltd. since 1986. From 1973 until he joined Occidental, Dr. Irani held various positions with Olin Corporation and ultimately served as President and Chief Operating Officer of Olin Corporation and as a member of that firm's board of directors.

  Dr. Irani received a B.S. degree in chemistry from the American University of Beirut in 1953 and a Ph.D. in physical chemistry from the University of Southern California in 1957. He holds 50 U.S. patents and more than 100 foreign patents, is the author of the book "Particle Size" and has published more than 50 technical papers.

  Dr. Irani is a director of the National Association of Manufacturers, the American Petroleum Institute, the National Committee on United States-China Relations, the Jonsson Cancer Center Foundation/UCLA, Cedars Bank and Kaufman and Broad Home Corporation. He is a member of the National Petroleum Council, the American Institute of Chemists, Inc., the American Chemical Society, the Scientific Research Society of America, the Industrial Research Institute, The Conference Board, the California Business Roundtable and the U.S.-Russia Business Council. He is a trustee of the University of Southern California and serves on the CEO Board of Advisors of the University's School of Business Administration. He also is a trustee of St. John's Hospital & Health Center Foundation and the American University of Beirut and is a member of the Board of Governors of Town Hall and the World Affairs Council.

  Dr. Irani was the recipient of the American Institute of Chemists' 1983 Honorary Fellow Award, Polytechnic University's 1988 Creative Technology Award and the Chemical Marketing Research Association's 1990 Man of the Year Award. He received the B'nai B'rith 1991 International Corporate Achievement Award and, in 1992, the CEO of the Year Bronze Award from "Financial World" magazine and the Americanism Award from the Boy Scouts of America. He also received the 1994 Distinguished Service Award presented by the American Jewish Committee and, in 1995, was selected by "The Wall Street Transcript" as its silver honoree.

  Dr.  Irani  was appointed in 1994 by President Clinton  to  the
President's   Export  Council,  the  premier  national   advisory
committee on international trade. Dr. Irani is the only appointee to the Council from the energy and chemical industries.

  Committee: Executive (Chairman).

(PHOTOGRAPH OF JOHN W. KLUGE)
JOHN W. KLUGE, 81                             Director since 1984
Chairman of the Board                           Term expires 1997
and President of
Metromedia Company,
New York, New York.

Mr. Kluge has been Chairman of the Board and President of Metromedia Company since 1986. Metromedia Company is a diversified investment partnership with activities in telecommunications, food services, robotic painting and computer software. Mr. Kluge is a director of Metromedia International Group, Inc., The Bear Stearns Companies Inc., WorldCom Inc., PON Holding Corp. and Metromedia Steakhouses Company, L.P. He is a Governor of the New York College of Osteopathic Medicine, a Trustee of the Preventive Medicine Institute-Strang Clinic and a member of the Advisory Committee of Chemical Banking Corporation.

(PHOTOGRAPH OF DR. DALE R. LAURANCE)
DR. DALE R. LAURANCE, 50                      Director since 1990
Executive Vice President and                    Term expires 1998
Senior Operating Officer
of Occidental.

Dr. Laurance was elected Senior Operating Officer and a director of Occidental in 1990 and Executive Vice President-Operations in 1984. He joined Occidental in 1983 as a Vice President of Occidental Chemical Corporation. He is also a Director of Canadian Occidental Petroleum Ltd., Jacobs Engineering Group Inc., Leslie's Poolmart Inc., The Armand Hammer Museum of Art and Cultural Center, Inc., Chemical Manufacturers Association, Los Angeles Area Chamber of Commerce, U.S.-Arab Chamber of Commerce, Boy Scouts of America and Western Los Angeles County Council and a member of the Advisory Board of the Chemical Heritage Foundation. He is a past Chairman of the Advisory Board for the
Department of Chemical and Petroleum Engineering at the University of Kansas and is a recipient of the Distinguished Engineering Service Award from the School of Engineering at the University of Kansas. Dr. Laurance has served as a Managing Director of the Joffrey Ballet Company.

  Committee: Executive.

(PHOTOGRAPH OF IRVIN W. MALONEY)
IRVIN W. MALONEY, 65                          Director since 1994
President and Chief Executive Officer           Term expires 1998
of Dataproducts Corporation,
Woodland Hills, California.

Mr. Maloney has been President and Chief Executive Officer since April 1992 of Dataproducts Corporation of Woodland Hills, California, which designs, manufactures and markets a complete line of impact and nonimpact printers and supplies for computers. He joined Dataproducts in 1988 and was elected President and Chief Operating Officer in October 1991. Prior to joining Dataproducts, Mr. Maloney had served for three years as an Executive Vice President of Contel Corporation and President of Contel's information systems sector; was General Manager of Harris Corporation's customer support and national accounts divisions; and spent 27 years in various management positions with International Business Machines, lastly as Vice President of western field operations. He is affiliated with the Center for Corporate Innovation.

  Committee: Compensation.

(PHOTOGRAPH OF RODOLFO SEGOVIA)
RODOLFO SEGOVIA, 59                           Director since 1994
Managing Partner of                             Term expires 1997
Inversiones Sanford S.A.
Bogota, Colombia.

Mr. Segovia has served as the Managing Partner of Inversiones Sanford S.A., a conglomerate with interests in, among other things, the manufacture of wire and cable, polyvinyl chloride resins and compounds, and stabilizers and other specialty chemicals for the plastics industry, since January 1994, a position he also held from 1986 to 1990. He was a Senator of the Republic of Colombia from 1990 to 1993 and the Minister of Public Works and Transportation for the Republic of Colombia from 1985 to 1986. He was President of Empresa Colombiana de Petroleos from 1982 to 1985 and prior to that spent 17 years with Petroquimica Colombiana, S.A. in a number of management positions, including President. Mr. Segovia has a B.S. in Chemical Engineering from the Massachusetts Institute of Technology, an M.A. in Latin American History from the University of California, Berkeley, and a Certificate in Economic Development from the French IRFED institute. He is a member of the Colombian Academy of History and a trustee of the University of Los Andes. He has been a lecturer at the War College (Colombia) since 1981 and is the author of "The Fortifications of Cartagena de Indias, Strategy and History". Mr. Segovia is a recipient of the Colombia Distinguished Engineers Award and the Order of Merit of the French Republic.

  Committee: Environmental, Health and Safety.

(PHOTOGRAPH OF AZIZ D. SYRIANI)
AZIZ D. SYRIANI, 53                          Director since 1983
President and Chief                            Term expires 1998
Operating Officer, The Olayan
Group of Companies.

Mr. Syriani has served since 1978 as the President and Chief Operating Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. He has been associated with The Olayan Group since 1973, first as outside legal counsel and then as a full-time executive in 1976. Mr. Syriani obtained his LL.M. degree from Harvard Law School.

  Committees: Investment (Chairman); Nominating.

 INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
                           -------
  The Board of Directors has established an Executive Committee, consisting of Dr. Irani, as Chairman, Mr. Groman, Dr. Laurance and Miss Tomich, which, to the extent permitted by law, exercises the powers of the Board with respect to the management of the business and affairs of Occidental between Board meetings. The Executive Committee held one meeting during 1995 and acted in one instance by unanimous written consent in lieu of a meeting. The Board has also established standing Audit; Compensation; Nominating; Environmental, Health and Safety; and Investment Committees.

  The Audit Committee, consisting of Mr. Nolley, as Chairman, and Miss Tomich, selects the firm of independent public accountants that audits the consolidated financial statements of Occidental and its subsidiaries, discusses the scope and results of the audit with the accountants, discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's financial controls with the accountants and with management and discusses the results of internal audits with management. The Audit Committee held six meetings in 1995.

  The Compensation Committee, consisting of Mr. Nolley, as Chairman, Mr. Maloney and Miss Tomich, administers Occidental's incentive plans, including the Incentive Compensation Plan, the Executive Long-Term Incentive Stock Purchase Plan and the Stock Option Plans, and reviews the annual compensation of the senior officers of Occidental. The Compensation Committee held five meetings in 1995. The Compensation Committee's report on executive compensation begins at page 16.

  The Nominating Committee, consisting of Mr. Groman, as Chairman, and Mr. Syriani, recommends candidates for election to the Board. The Nominating Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental for transmission to the Nominating Committee and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, are subject to receipt by Occidental of notice of the proposed nomination not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Additional information is also required as specified in Occidental's By-laws, a copy of which may be obtained from Occidental upon request. The Nominating Committee held two meetings in 1995.

  The Environmental, Health and Safety Committee, consisting of Miss Tomich, as Chairperson, and Messrs. Nolley and Segovia, reports to the Board on environmental, health and safety matters; reviews all environmental and safety audits; and monitors significant environmental, health and safety issues. The Environmental, Health and Safety Committee held six meetings in 1995.

  The Investment Committee, consisting of Mr. Syriani, as Chairman, Mr. Nolley and Miss Tomich, reviews and makes written recommendations to the Board related to significant business activities outside the areas of Occidental's primary business operations (oil and gas, gas transmission and chemicals) or domestic coal. Although there were no matters for its consideration, the Investment Committee acted once by unanimous written consent and held three meetings in 1995.

  The  Board of Directors held six regular meetings during  1995.
Each director, except Mr. Kluge, attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which he or she was a member.

  Non-employee directors are paid a monthly retainer at the annual rate of $25,000, plus $1,000 for each meeting of the Board of Directors or of its committees they attend. During 1995, certain directors also were compensated on a similar basis for service  as  directors  of  the Occidental  Petroleum  Charitable
Foundation, Inc. If the 1996 Restricted Stock Plan for Non-Employee Directors described on pages 20 through 22 is approved at the Meeting, each non-employee director will also receive an annual grant of 250 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chairs.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                            -------
  As noted above, the current members of the Compensation Committee are Messrs. Nolley and Maloney and Miss Tomich. None of the members of the Compensation Committee served as a member of the compensation committee or other board committee performing similar functions of any other entity in 1995.

                   RELATED PARTY TRANSACTIONS
                            -------
  For many years, Occidental and certain of its subsidiaries have used the services of various attorneys, including Mr. Groman, at the law firm of Mitchell, Silberberg & Knupp, of which Mr. Groman is a senior partner. During 1995, Occidental and such subsidiaries paid the firm approximately $871,600 for legal services and disbursements. In addition, Occidental has entered into a consultation agreement with Mr. Groman pursuant to which he will render consulting services for a term of seven years after he ceases to be a director for annual compensation during such term of $25,000, with one-half of such compensation payable to designated beneficiaries for the balance of such term if he dies prior to its expiration.

 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
                              1934
                             -------
  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers and directors are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of such reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 1995, all of its executive officers and directors complied with the Section 16(a) requirements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

  On February 29, 1996, the beneficial owners shown below were the only persons known to Occidental to be the beneficial owner of five percent or more of any class of the outstanding voting securities of Occidental. As explained above under "Voting Rights and Votes Required," Convertible Preferred Stock and Common Stock vote together as a class. Accordingly, the voting power of each of the beneficial owners of Convertible Preferred Stock shown below is less than one percent of the combined class of Convertible Preferred Stock and Common Stock.
_________________________________________________________________
                                        Amount and
                                        Nature of
Title of         Name and Address       Beneficial     Percent of
 Class          of Beneficial Owner     Ownership        Class
_________________________________________________________________

Common Stock     FMR Corp.              19,395,802       6.0%
                 82 Devonshire                 (1)
                 Street
                 Boston,
                 Massachusetts 02109

$3.875           Lamar Hunt Trust        1,241,448(2)   34.4%
Convertible      Estate
Voting           1601 Elm Street,
Preferred        Suite 1962
                 Dallas, Texas 75201

$3.875           Nelson Bunker Hunt      1,170,732(2)   32.5%
Convertible      Trust Estate
Voting           500 Akard, Suite 3500
Preferred        Dallas, Texas 75201

$3.875           William Herbert         1,194,304(2)   33.1%
Convertible      Hunt Trust Estate
Voting           1602 Elm Street,
Preferred        Suite 3900
                 Dallas, Texas 75201

_________________________________________________________________
  (1) Pursuant to the Schedule 13G filed as of February 15, 1996, with Securities and Exchange Commission, FMR Corp. has sole voting power for 1,745,815 shares and sole investment power for 19,395,802 shares. The number of shares of Common Stock includes 1,941,269 shares resulting from the assumed conversion of 883,600 shares of Occidental's $3.875 Convertible Preferred Stock and 5,800,426 shares resulting from the assumed conversion of
2,021,000  shares  of Occidental's $3.00 CXY-Indexed  Convertible
Preferred Stock.
  (2) Occidental has been advised that the owner has sole voting and investment power with respect to the shares listed above.

  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 29, 1996, by the five highest-paid executive officers, the directors of Occidental and Mr. Djerejian, a nominee for Director, and all executive officers and directors as a group.

_________________________________________________________________
                                Amount and
                                Nature of
Name of Beneficial              Beneficial         Percent of
     Owner                      Ownership(1)         Class
_________________________________________________________________
Ray R. Irani                    1,621,373             (2)
Dale R. Laurance                  303,094             (2)
J. Roger Hirl                     207,345             (2)
David R. Martin                   174,510             (2)
John F. Riordan                   192,311(3)          (2)
Edward P. Djerejian                   200             (2)
Albert Gore, Sr.                   34,087(4)          (2)
Arthur Groman                      17,000             (2)
John W. Kluge                      20,000             (2)
Irvin W. Maloney                    1,500             (2)
George O. Nolley                    1,556             (2)
Rodolfo Segovia                     6,041(5)          (2)
Aziz D. Syriani                     1,000             (2)
Rosemary Tomich                     4,500             (2)

All executive officers and
directors as a group            3,444,551(6)       1.1%
   (27 persons)

________________________________________________________________
  (1) Does not include shares acquired after December 31, 1995, under the Occidental Petroleum Corporation Savings Plan or the Dividend Reinvestment Plan. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 637,709 shares held by Dr. Irani, 111,296 shares held by Dr. Laurance, 51,489 shares held by Mr. Hirl, 46,838 shares held by Mr. Martin and 42,378 shares held by Mr. Riordan, for which investment power had not vested pursuant to the Occidental Petroleum Corporation Executive Long-Term Incentive Stock Purchase Plan (the "Stock Purchase Plan") or the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "1995 Stock Plan"). Shares shown also include the following shares subject to options exercisable on February 29, 1996, or becoming exercisable within 60 days thereafter: Dr. Irani, 836,668 shares; Dr. Laurance, 161,667 shares; Mr. Hirl, 131,667 shares;  Mr.  Martin,  85,000 shares; and  Mr.  Riordan,  114,001 shares.
  (2)    Less than one percent.
  (3) Holdings include 100 shares held by Mr. Riordan's wife, as to which Mr. Riordan disclaims any beneficial ownership.
  (4) Holdings include 5,500 shares held by Senator Gore's wife, as to which Senator Gore disclaims any beneficial ownership.
  (5) Holdings include 5,000 shares held by Mr. Segovia as trustee for the benefit of his children.
  (6) Holdings include 1,881,687 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on February 29, 1996, or becoming exercisable within 60 days thereafter, as well as 1,167,789 restricted shares issued pursuant to the Stock Purchase Plan or the 1995 Stock Plan for which investment power had not vested.

                     EXECUTIVE COMPENSATION

                       COMPENSATION TABLES
                            -------
  Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 1995; (2) the options and stock appreciation rights granted to such executives in 1995; and (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives.

                          SUMMARY COMPENSATION TABLE
_______________________________________________________________________________________________________

                                         Long-Term Compensation
                 Annual Compensation            Awards
                 ----------------------  --------------------

                                                                          Securities
                                             Other Annual   Restricted    Underlying     All Other
Name and                                       Compensa-       Stock       Options/       Compen-
Principal              Salary      Bonus        tion(1)      Awards(2)       SARs         sation
Position        Year    ($)         ($)          ($)            ($)          (#)            ($)
_______________________________________________________________________________________________________
Ray R.Irani,
Chairman,       1995   $1,900,000  $872,000   $981,704(3)    $2,459,444     200,000       $122,714(4)
President and   1994   $1,900,000  $872,000   $647,136(3)    $2,326,869     150,000       $120,874(4)
Chief Execu-    1993   $1,900,000  $872,000   $907,615(3)    $2,186,990     150,000       $127,325(4)
tive Officer

Dale R.
Laurance,       1995     $820,000  $620,000          0         $394,991      45,000        $183,002(5)
Executive       1994     $790,000  $365,000          0         $375,003      30,000        $181,131(5)
Vice            1993     $750,000  $350,000          0         $375,003      30,000        $177,342(5)
President
and Senior
Operat-
ing
Officer

J.  Roger
Hirl,           1995     $545,000  $420,000          0         $214,002      35,000         $ 90,689(6)
Executive       1994     $530,000  $210,000          0         $210,001      20,000         $ 87,881(6)
Vice            1993     $525,000  $160,000          0         $210,001      20,000         $ 78,975(6)
President

David  R.
Martin,         1995     $545,000  $390,000          0         $209,998      35,000         $147,914(7)
Executive       1994     $525,000  $260,000          0         $200,005      20,000         $139,231(7)
Vice            1993     $480,666  $200,000          0         $176,800      20,000         $139,220(7)
President

John   F.
Riordan,        1995     $545,000  $335,000          0(8)      $209,998      35,000         $127,600(9)
Executive       1994     $525,000  $210,000    $55,391(8)      $160,004      20,000         $122,048(9)
Vice            1993     $400,000  $180,000    $18,500(8)      $160,004      20,000         $ 88,071(9)
President
________________________________________________________________________________________________________
  (1)      None   of  the  executive  officers  listed   received
perquisites  or other personal benefits, securities  or  property that  exceeded the lesser of $50,000 or 10 percent of the  salary and  bonus  for  such officer, other than Mr.  Riordan  (in  1994 only), for whom such information is included in footnote (8).
  (2)     Includes  awards made in January 1995 to  each  of  the
executive  officers  listed pursuant to the Occidental  Petroleum
Corporation  1977  Executive Long-Term Incentive  Stock  Purchase
Plan,  subject to a five-year restricted period, and in  December
1995  to  Dr.  Irani pursuant to the 1995 Incentive  Stock  Plan, subject  to  a four-year restricted period. During the restricted periods, dividends are paid on the shares awarded. As of December
31,  1995,  Dr.  Irani held 535,185 shares of  restricted  stock, having  a  value  of  $11,439,579; Dr. Laurance  103,623  shares, having  a  value of $2,214,942; Mr. Hirl 46,900 shares, having  a value of $1,002,488; Mr. Martin 42,249 shares, having a value  of
$903,072;  and  Mr.  Riordan 37,789 shares,  having  a  value  of
$807,740.
  (3)      Includes   for  1995,  1994  and  1993,  respectively:
$981,704,  $647,136 and $907,615 of reimbursements,  pursuant  to
Dr.   Irani's   employment  agreement,  for  state   income   tax
expenditures.
  (4)     Includes for 1995, 1994 and 1993, respectively,  unless
otherwise noted: $93,985, $94,233 and $102,351 of director's fees paid  by  an  equity investee of Occidental; $6,750,  $6,750  and
$7,075  credited pursuant to the Occidental Petroleum Corporation
Savings  Plan  (the  "Savings Plan"); and  $21,979,  $19,891  and
$17,899 of accrued interest on deferred compensation.
  (5)     Includes for 1995, 1994 and 1993, respectively,  unless
otherwise noted: $47,036, $50,439 and $64,697 of director's  fees paid  by  an  equity investee of Occidental; $6,750,  $6,750  and
$7,075  credited  pursuant to the Savings Plan; $14,250,  $14,250
and   $8,774  credited  pursuant  to  the  Occidental   Petroleum
Corporation  Retirement  Plan (the  "Retirement  Plan"),  a  tax-
qualified,  defined  contribution plan that  provides  retirement
benefits   for   salaried  employees  of   Occidental   and   its
subsidiaries; $111,240, $106,320 and $93,770 credited pursuant to
the    Occidental   Petroleum   Corporation   Senior    Executive
Supplemental  Retirement Plan (the "Senior Retirement  Plan");  a
nonqualified  plan  that was established  to  provide  designated senior executives

                             12
of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; and $3,726, $3,372 and $3,026 of accrued interest on deferred compensation.
  (6) Includes for 1995, 1994 and 1993, respectively: $6,750, $6,750 and $7,075 credited pursuant to the Savings Plan; $12,750, $12,750 and $6,417 credited pursuant to the Retirement Plan; $67,365, $64,920 and $62,378 credited pursuant to the Senior
Retirement Plan; and $3,824, $3,461 and $3,105 of accrued interest on deferred compensation.
  (7)      Includes   for  1995,  1994  and  1993,  respectively:
$33,799, $29,527 and $45,967 of director's fees paid by an equity investee of Occidental; $6,750, $6,609 and $7,075 credited pursuant to the Savings Plan; $12,750, $13,109 and $6,417 credited pursuant to the Retirement Plan; and $94,615, $89,986 and $79,761 credited pursuant to the Senior Retirement Plan.
  (8) Includes for 1995, 1994 and 1993, respectively, unless otherwise noted: $18,500 (1993 only) of reimbursements for relocation and related benefits, $53,182 (1994 only) for personal use of company aircraft and $2,209 (1994 only) for tax preparation services.
  (9) Includes for 1995, 1994 and 1993, respectively: $6,750, $6,750 and $7,075 credited pursuant to the Savings Plan; $12,750, $12,750 and $4,058 credited pursuant to the Retirement Plan; $94,615, $90,345 and $65,987 credited pursuant to the Senior
Retirement Plan; and $13,485, $12,203 and $10,951 of accrued interest on deferred compensation.




                    OPTION/SAR GRANTS IN 1995
_______________________________________________________________________________


             Number
               of
           Securiities     % of Total
           Underlying     Options/SARs    Exercise                  Grant
          Options/SARs    Granted to         or                     Date
            Granted       Employees       Base Price   Expiration   Present
Name         (#)(1)       in 1995         ($/Sh)(2)     Date(3)     Value($)(4)
_______________________________________________________________________________

Ray R.       4,323            0.4%         $23.125     04/27/2005    $23,828
Irani      195,677           17.3%         $23.125     05/27/2005 $1,078,572


Dale R.      4,323            0.4%         $23.125     04/27/2005    $23,828
Laurance    40,677            3.6%         $23.125     05/27/2005   $242,412


J. Roger     4,323            0.4%         $23.125     04/27/2005    $23,828
Hirl        30,677            2.7%         $23.125     05/27/2005   $169,092


David R.     4,323            0.4%         $23.125     04/27/2005    $23,828
Martin      30,677            2.7%         $23.125     05/27/2005   $169,092


John F.      4,323            0.4%         $23.125     04/27/2005    $23,828
Riordan     30,677            2.7%         $23.125     05/27/2005   $169,092
______________________________________________________________________________
(1)      Each   of  the  named  executive  officers  received   a
simultaneous grant of Incentive Stock Options ("ISOs")  and  Non-
Qualified  Stock Options ("NQSOs"). The number of ISOs is  listed first  in the foregoing table, and the number of NQSOs is  listed second.  The options were granted subject to a three-year vesting
period,   with  34  percent  of  the  options  granted   becoming
exercisable  on  the  first anniversary of  the  grant  date,  33 percent on the second anniversary and 33 percent on the third anniversary. The exercisability of the options may be accelerated in the event Occidental disposes of all or substantially all of its assets or Occidental's stockholders dispose of or become obligated to dispose of 50 percent or more of the capital stock of Occidental, in either case by means of a sale, merger, reorganization or liquidation in one or a series of related transactions. No stock appreciation rights were granted in 1995.
  (2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.
  (3) The ISOs were granted for terms of 10 years, and the NQSOs were granted for terms of 10 years and one month, in each case subject to earlier termination upon the termination of an optionee's employment or retirement.
  (4) Options are granted at market price on the day of the grant. The proxy rules require that either potential realizable values at assumed annual stock price appreciation rates or present values at the grant date be assigned to options.
Occidental has chosen a present value method known as the "Black-
Scholes option pricing model." The assumptions used to arrive at the values shown were as follows: expected volatility-24.19%, risk-free rate of return-6.93%, dividend yield-4.32% and time of exercise-seven years. The choice of the Black-Scholes valuation method does not reflect any belief by Occidental's management that such method, or any other valuation method, can accurately assign a value to an option at the grant date.

             AGGREGATED OPTION/SAR EXERCISES IN 1995
             AND DECEMBER 31, 1995 OPTION/SAR VALUES
_______________________________________________________________________________
                                          Number of
                                          Securities             Value of
                                          Underlying            Unexercised
                                          Unexercised           In-the-Money
               Shares                     Options/SARs          Options/SARs
             Acquired                     at 12/31/95           at 12/31/95
                on         Value              (#)                   ($)
             Exercise     Realized        Exercisable/          Exercisable/
Name            (#)         ($)           Unexercisable         Unexercisable
_______________________________________________________________________________
Ray R.           0           0               670,001             $837,504
Irani                                        349,999             $362,496

Dale R.          0           0               126,667             $145,629
Laurance                                      74,999              $72,496

J. Roger         0           0               106,667             $111,668
Hirl                                          54,999              $48,332

David R.      40,667     $194,669             60,000                    0
Martin                                        54,999              $48,332

John F.          0           0                89,001             $111,668
Riordan                                       54,999              $48,332

______________________________________________________________________________

                      EMPLOYMENT CONTRACTS
                            -------
  Dr. Irani has an employment agreement, dated November 16, 1991, providing for: (1) an annual salary of not less than $1,900,000, (2) an annual bonus equal to at least 60 percent of his salary, (3) an annual grant of shares of restricted stock not less in value than the amount of his salary plus one percent and
(4) an annual grant of stock options for at least 75,000 shares of Common Stock. The stated expiration date of the agreement is November 16, 1998, but the term of the agreement automatically extends to seven years from any point in time.

  Upon his retirement, Dr. Irani is to receive supplemental retirement benefits equal to 50 percent of the highest aggregate annual salary, bonus and restricted stock award (collectively, his "Aggregate Compensation") during his employment by Occidental (adjusted for the cost of living) for life, less the accrued benefits from Occidental's retirement plans. After his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his salary, the tax and financial planning services now generally available to Occidental executives and amounts to compensate him for the higher tax rates payable in California that have been paid to him since his move to California.

  In   the   event  of  Dr.  Irani's  death  while  employed   by
Occidental,  Occidental  is  required  to  pay  his   estate   or
designated beneficiary a lump sum equal to seven times his highest Aggregate Compensation while employed by Occidental. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to health and welfare benefits and to death benefits equal to 25 percent of his highest Aggregate Compensation while employed by Occidental. If the agreement is terminated by Occidental for any reason, Dr. Irani is entitled to receive, until the earlier of his death or the end of the remaining term, his salary and a minimum bonus (adjusted for the cost of living); his medical, welfare and life insurance benefits; his existing perquisites; his retirement benefits; and the vesting of his restricted stock and stock options. In the event Occidental ceases to be a publicly owned company with its Common Stock listed on the New York Stock Exchange or more than 35 percent of Occidental's outstanding Common Stock is acquired by any other corporation or other person or group (each such event being referred to as a "Change of Control"), Dr. Irani may terminate the agreement and elect to treat such termination as a termination by Occidental, and all of his restricted stock and stock options will vest or be paid for in cash. Occidental will hold Dr. Irani harmless from the effects of certain excise or other taxes payable by him by reason of his entitlements following a Change of Control.

  Dr. Laurance had an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $790,000. In September 1993, Dr. Laurance entered into a new employment agreement with Occidental at the same minimum salary but having a term with a stated expiration date of September 16, 2000, that automatically extends beyond such date so that the remaining term at any point in time is not less than two years. Dr. Laurance is eligible to retire after July 6, 2000, upon one year's written notice to Occidental. Upon retirement, Dr. Laurance is to receive an annual supplemental retirement benefit equal to his highest annual cash salary and bonus (his
"Annual Cash Compensation") multiplied by a percentage (the "Benefit Percentage") beginning at 26 percent before July 6, 1994, and escalating by two percent on July 6, 1994, and on that date each year thereafter up to a maximum of 50 percent (adjusted for the cost of living) (his "Accrued Termination Benefit") less the amounts payable to him under the Occidental retirement plans; and, upon his death, his spouse, if any, will receive an annual amount equal to one half of the Benefit Percentage multiplied by his highest aggregate annual salary, cash bonus and restricted stock award (adjusted for the cost of living) (the "Spousal Benefit"). After his retirement after attaining age 55, or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to his salary and medical benefits no less favorable than he received prior to his retirement or termination and his restricted stock awards will continue to vest. In the event of Dr. Laurance's death while employed by Occidental, his designated beneficiary will receive an amount equal to the Spousal Benefit for a period equal to the longer of one year or the remainder of the life of Dr. Laurance's spouse at the time of his death. In addition, his beneficiary will receive the insurance and other benefits provided by Occidental to senior executives at the time of Dr. Laurance's death, including the restricted stock previously granted him. If Dr. Laurance's employment is terminated by Occidental as a result of incapacity or any other reason, he will receive (i) a lump-sum payment equal to twice his Annual Cash Compensation within 30 days following his termination and (ii) for the remainder of his life, his Accrued Termination Benefit less the amounts payable to him under the Occidental retirement and disability plans.

  Mr. Hirl has an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $545,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan (the "LTD Plan"), Occidental will pay Mr. Hirl the difference between 60% of his annual salary and $120,000, the maximum annual LTD Plan benefit, for so long as he remains eligible to receive LTD Plan benefits. In the event Occidental terminates Mr. Hirl without cause without two-years' notice, then Occidental will pay Mr. Hirl at his current base salary rate for a period equal to the shorter of two years or the remaining term of his agreement with Occidental.

  Mr. Martin has an employment agreement with Occidental for a term expiring on December 31, 2000, providing for an annual salary of not less than $565,000. If Mr. Martin's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under the LTD Plan, Occidental will pay Mr. Martin the difference between 60% of his annual salary and $120,000, the maximum annual LTD Plan benefit, for so long as he remains eligible to receive LTD Plan benefits. In the event Occidental terminates Mr. Martin without cause without two years' notice, then Occidental will pay Mr. Martin at his current base salary rate for a period equal to the shorter of two years or the remaining term of his agreement with Occidental. If such compensation period expires prior to December 31, 2000, Mr. Martin will continue his employment for an additional period until December 31, 2000, during which Mr. Martin will receive a salary at an annual rate of $20,000. If Mr. Martin is asked to relocate and he elects not to relocate, he may terminate his employment and, in such event, Occidental will pay Mr. Martin his base salary for a period equal to the shorter of two years or the remaining term of his agreement with Occidental.

  Mr. Riordan has an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $545,000. If Mr. Riordan's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under the LTD Plan, Occidental will pay Mr. Riordan the difference between 60% of his annual salary and $120,000, the maximum annual LTD Plan benefit, for so long as he remains eligible to receive LTD Plan benefits. In the event Occidental terminates Mr. Riordan without cause without two years' notice, then, in lieu of such notice and continued employment, Occidental will pay Mr. Riordan at his current base salary rate for a period equal to the shorter of two years or the remaining term of his agreement with Occidental.

             SPLIT-DOLLAR LIFE INSURANCE ARRANGEMENT

  Under the terms of a split-dollar life insurance arrangement approved by the Board of Directors, corporate officers (vice presidents and above) have been given the opportunity to exchange a portion of their vested retirement benefits under the Senior Executive Supplemental Retirement Plan and the Supplemental Retirement Plan for Occidental's agreement to purchase split-dollar life insurance. To accomplish this exchange, Occidental entered into a split-dollar life insurance agreement with each officer who elected to participate, or with one or more trusts established for the designated beneficiaries of the officers, including the executive listed below. Occidental retains all ownership of and interest in the cash surrender values of these policies. Upon the death of the insured, Occidental will receive all proceeds of the policy in excess of the stated death benefit, which amount will be not less than the premium paid for the policy. If the policy were to be surrendered, which could not occur before the earlier of the insured's 65th birthday or retirement from Occidental, then Occidental would recover the greater of the cash surrender value or the premium paid for the policy. In 1995, Mr. Riordan elected to participate in the Program, for whom Occidental paid a premium of $190,147, and he agreed irrevocably to forfeit an equivalent amount of his previously reported vested retirement benefits and to reimburse Occidental for the term value of the policy. Mr. Riordan is not a beneficiary of the trust he established.

              REPORT OF THE COMPENSATION COMMITTEE
                           -------
  The Compensation Committee of the Board of Directors (the "Committee") is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors who are neither current employees nor officers of the Company. This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.

                           PHILOSOPHY

  As previously stated, Occidental's executive compensation programs are designed to attract and retain top-quality executive talent and also to provide incentives for them to strive to enhance stockholder value. The Committee believes that the compensation of Occidental's executives should:

  - be closely linked to business performance;
  - encourage stock ownership by executives to directly align executive interests with stockholder interests;
  - maintain an appropriate balance between base salary and annual and long-term incentive opportunities;
  - target a competitive total compensation level that is at or above the median pay levels of our peer companies; and
  - recognize and reward exceptional individual contributions to the success of the company.

  Occidental  is  firmly committed to the principle  of  pay-for-
performance,  and  programs  described  below  are   focused   on
increasing stockholder value by linking executive compensation to business performance.

                 EXECUTIVE COMPENSATION PROGRAMS

  Occidental's executive compensation programs are composed of three main elements:

  - Base salary
  - Annual incentives
  - Long-term incentives

  Base salary and annual cash incentives are designed to attract and retain top quality executives and to recognize individual performance and achievement of business objectives each year. The value of long-term incentives are directly linked to the performance of Occidental Common Stock and, therefore, to total stockholder return. Long-term incentives may take the form of stock options, stock appreciation rights, performance stock and restricted stock.

  In evaluating Occidental's executive compensation programs, the Committee solicits the services of independent compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in a number of compensation surveys each year that are conducted by third-party compensation consulting firms. These surveys are focused primarily on Occidental's peer companies, which, for the most part, consist of the major U.S. petroleum and chemical companies (including the companies within the peer group selected for the graphs presented under the subheading "Performance Graphs"). In addition, compensation data is also obtained from broad-based industry surveys of companies that are similar in size to Occidental.

                        CASH COMPENSATION

  In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Generally, base salaries are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position.

  Beginning in 1995, cash incentive awards are being granted under the Occidental Petroleum Corporation Executive Incentive Compensation Plan. Participation is determined by job level and is intended to reward individuals who have a significant impact on business performance. Under the Executive Incentive Compensation Plan, 60% of a participant's award is based on the company's attainment of predetermined financial objectives and 40% is based on a subjective assessment of the participant's achievement of predetermined individual performance objectives and the participant's response to unanticipated challenges during the plan year.

                      LONG-TERM INCENTIVES

  The Committee has chosen to award stock options and stock grants because their value is tied directly to business performance and stockholder value. Prior to the adoption of the 1995 Incentive Stock Plan (the "1995 Stock Plan"), stock options were awarded under the 1987 Stock Option Plan and restricted stock grants were awarded under the 1977 Executive Long-Term Incentive Stock Purchase Plan (the "Stock Purchase Plan"). Final grants were made under the Stock Purchase Plan in January 1995 and under the Stock Option Plan in April 1995.

  With the adoption of the 1995 Stock Plan, long-term incentives may be awarded in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance stock. All stock options and SARs awarded will be subject to a vesting period and none may be awarded at a discount. The receipt of performance stock will be based on Occidental's relative performance compared to its peer oil companies, as measured by total stockholder return, over a specified performance period. Selection for participation in the 1995 Stock Plan will be made on a subjective assessment of the executive's potential to influence Occidental's future performance. The Committee believes awards under the 1995 Stock Plan will create an effective long-term incentive to increase stockholder value and will provide a retention vehicle for key executives. Further, it is intended that by providing more compensation that is stock-based, executives will be encouraged to view Occidental from the stockholders' perspective.

                      EMPLOYMENT CONTRACTS

  Occidental offers employment contracts to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. Contracts are structured to ensure that they neither adversely influence the executive's business judgment nor cause any compromise of the interests of the stockholders. In accordance with a policy adopted by the Board of Directors in November 1992, no future employment contracts will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control.

                  DEDUCTIBILITY OF COMPENSATION

  As part of the new Omnibus Reconciliation Act of 1993, Section 162(m) was added to the Internal Revenue Code. Section 162(m) limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based upon predetermined quantifiable performance goals or paid pursuant to a written contract that was in effect on February 17, 1993.

  The Committee believes that the compensation paid to Dr. Irani in 1995 is fully deductible. With respect to the remaining named executive officers, the Committee recognizes that a portion of the compensation paid in 1995 to one or more of such officers may not be fully deductible.

  The Committee will continue to review and modify Occidental's compensation practices and programs as necessary to ensure Occidental's ability to attract and retain key executives while taking into account the deductibility of compensation payments. Under the 1995 Stock Plan, awards of stock options and performance stock are designed to satisfy the deductibility requirements of Section 162(m). However, awards under the Executive Incentive Compensation Plan may not be fully deductible since, in designing the Plan, the Committee felt it was important to retain flexibility to reward senior management for extraordinary contributions that cannot properly be recognized under a predetermined quantitative plan.

                     COMPENSATION DECISIONS

  For 1995, Dr. Irani's compensation was based primarily on his employment contract with Occidental. The contract provides for a minimum base salary and the minimum benefits to which he is entitled under Occidental's incentive plans. While Occidental's executives generally receive salary increases each year, Dr. Irani has remained at the same annual base salary level since 1992.

  In December 1994, the Committee made its determination with respect to restricted stock awards granted in January 1995 under the Stock Purchase Plan. In making its decisions, the Committee noted that while management had exceeded its restructuring goals of disposing of non-strategic assets, concentrating on core businesses and reducing operating costs, the impact on the 1994 bottom line had been less than expected. The Committee felt that these actions, nevertheless, will strengthen the Company's performance and believed that the grant of restricted stock would create incentives for senior management to implement further changes to improve Occidental's performance over the five-year term of the restricted stock awards. However, for all executive officers, excluding Dr. Irani, the Committee continued to limit the awards, as a percentage of base salary, to 1992 levels. For 1995, Dr. Irani received a modest increase to his restricted stock award equal to the increase in cost of living.

  In April 1995, the Committee reviewed and approved stock option awards under the 1987 Stock Option Plan. Grants were based on a subjective assessment of each executive's individual performance, the executive's potential to contribute to Occidental's future performance, competitive practices and grants made in previous years. Dr. Irani's grant was increased from previous years in recognition of his leadership and successful management abilities which the Committee believes have positioned the Company to take advantage of improved conditions in the Company's chemical and oil and gas businesses.

  Annual bonus awards for 1995 under the Executive Incentive Compensation Plan were reviewed and approved by the Committee in February 1996, based upon the Company's achievement of the predetermined financial goals, including a significant increase in earnings per share, and the participant's achievement of predetermined individual goals for the year. Dr. Irani's annual cash incentive is determined by his contract. However, as in recent years, Dr. Irani requested that the cash bonus award payable to him under his contract be reduced to the amount of cash he received for 1991 and that he receive the balance of his award in the form of restricted stock under the 1995 Stock Plan.

                                Respectfully submitted,

                                COMPENSATION COMMITTEE

                                George O. Nolley
                                Rosemary Tomich
                                Irvin W. Maloney

                       PERFORMANCE GRAPHS
                            -------
  Set forth below is a graph comparing the yearly percentage change in the cumulative total return of the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of a peer group over the five-year period ending on December 31, 1995. Following that graph is a graph showing the same information quarterly for the five years following December 31, 1990, the approximate date of the commencement of Occidental's restructuring program. It is assumed in the graphs that $100 was invested in the Common Stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1990) and that all dividends received within a quarter were reinvested in that quarter. The peer group companies are Amoco Corporation, Atlantic Richfield Company ("ARCO"), The British Petroleum Company p.l.c., Chevron Corporation, Mobil Corporation, Occidental, Phillips Petroleum Company, Texaco Inc. and Unocal Corporation.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
 OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND A SELECTED PEER GROUP

                  (TABULAR PRESENTATION OF GRAPH BELOW)
                Dec.31,    Dec.31,    Dec.31,    Dec.31,    Dec.31,    Dec.31,
                 1990       1991       1992       1993       1994       1995
                ------     ------     ------     ------     ------     ------

Oxy Stock        100        104        104        110        131        153
S&P 500 Index    100        130        140        155        157        215
Peer Group       100        100        100        122        138        176


             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                   BY QUARTER SINCE DECEMBER 31, 1990,
 OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND A SELECTED PEER GROUP

                  (TABULAR PRESENTATION OF GRAPH BELOW)


                Dec.31,  Mar.31,  June 30,  Sept.30,  Dec.31,  Mar.31,  June 30,  Sept.30,  Dec. 31,  Mar.31,  June 30,
                 1990     1991     1991      1991      1991     1992     1992      1992      1992      1993     1993
                -------  -------  -------   -------   -------  -------  -------   -------   -------   -------  -------
Oxy Stock        100      105      123       135       104      114      117       107       104       133      139
S&P 500 Index    100      115      114       120       130      127      130       134       140       147      147
Peer Group       100      103       99       106       101       91       98       106       102       116      117


                  Sept.30,  Dec.31,  Mar.31,  June 30,  Sept.30,  Dec.31,  Mar.31,  June 30,  Sept.30,  Dec.31,
                   1993      1993     1994     1994      1994      1994     1995     1995      1995      1995
                 -------   -------  -------  -------   --------  -------  -------  -------   -------   -------
Oxy Stock         134       110      106      126       141       131      151      159       154       153
S&P 500 Index     151       155      149      149       157       157      172      188       203       215
Peer Group        121       123      119      130       132       138      152      154       158       177


          RATIFICATION OF THE SELECTION OF INDEPENDENT
                       PUBLIC ACCOUNTANTS

  The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 1996. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm is expected to be present at the Meeting, will have an opportunity to make a
statement   if   so  desired  and  will  be  available  to   respond   to
appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 1996.

  The Board of Directors recommends a vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 1996. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

        APPROVAL OF THE OCCIDENTAL PETROLEUM CORPORATION
      1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

  The Board of Directors proposes that the stockholders approve the Occidental Petroleum Corporation 1996 Restricted Stock Plan
for   Non-Employee  Directors  (the  "Plan").  Under   the   Plan,   each
Non-Employee Director of Occidental will receive awards of restricted Common Stock each year as additional compensation for his or her services as a member of the Board of Directors. A maximum of 50,000 shares of Common Stock may be awarded under the Plan. The proposal to approve the Plan was adopted by the Board at its meeting on February 8, 1996.

  The   principal  features  of  the  Plan  are  summarized  below.   The
summary is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A. Capitalized terms not defined below have the meanings set forth in the Plan.

      1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                             -------

                             PURPOSE

  The purpose of the Plan is to more closely align director and stockholder interests through the ownership of Restricted Stock, to provide a competitive compensation program for directors and to enhance Occidental's ability to attract and retain top-quality directors.

                     DESCRIPTION OF THE PLAN

  Each member of the Board who is neither an officer nor employee of Occidental will be eligible to be granted awards of Restricted Stock under the Plan. Directors who are employees of Occidental are not eligible to participate in the Plan. It is presently expected that nine Non-Employee Directors will be eligible to receive awards under the Plan. The Plan is designed to be a "formula" plan, providing automatic grants of a fixed number of shares of Restricted Stock annually. Additional shares of Restricted Stock will also be granted annually to Non-Employee Directors who serve as chairmen of committees of the Board. A maximum of 50,000 shares of Common Stock may be awarded over the 10-year life of the Plan.

  The Plan will be administered by the Compensation Committee of the Board. While the Compensation Committee will have no discretion with respect to the timing or amount of grants or the class of persons who may be granted shares of Restricted Stock under the Plan, the Compensation Committee may adopt such rules as it deems appropriate in order to carry out the purposes of the Plan. All questions of interpretation, administration, and application of the Plan will be determined by a majority of the members of the Compensation Committee (except that the Compensation Committee may authorize any one or more of its members, or any officer of Occidental, to execute and deliver documents on behalf of the Compensation Committee), and all such determinations will be final and binding. Determinations made with respect to any individual Non-Employee Director will be made without participation by that director in such determination.

  If approved by stockholders, initial awards of 250 shares of Restricted Stock will be made under the Plan, on the first business day following the Meeting, to each Non-Employee Director who is then a member of the Board. Each Non-Employee Director who is serving as a chairman of one or more Committees of the Board on such date, will be granted an additional 200 shares of Restricted Stock ("Special Grants") with respect to each such chairmanship. On the first business day following each subsequent annual meeting, Non-Employee Directors then serving on the Board will be awarded 250 shares of Restricted Stock in addition to any grant of shares received in previous years. Additional Special Grants for Committee Chairmanships will also be awarded annually.

  Shares  of  Common  Stock  granted  under  the  Plan  will   be
"restricted" in that the shares may not be sold, assigned, pledged, hypothecated or otherwise transferred or encumbered during the period of the Non-Employee Director's service as a member of the Board (the "Restriction Period"). During the Restriction Period, the certificates representing such shares will contain a legend setting forth the foregoing restrictions and such certificate will be held by Occidental for the benefit of each Non-Employee Director grantee. As soon as practicable following the lapse of these restrictions, such shares of Restricted Stock will be given to the Non-Employee Director free of the restrictions applicable during the Restriction Period. Restrictions applicable to Restricted Stock will also lapse upon a Change in Control, in which event, the Compensation Committee may authorize a cash payment in lieu of the issuance of such shares. While Occidental will be the custodian of the Restricted Stock during the Restriction Period, Non-Employee Directors will have the right to receive dividends and to vote the shares held on their behalf.

              ADJUSTMENTS, AMENDMENTS, TERMINATION

  The Board may, to prevent dilution or expansion of the rights of any holder of Restricted Stock, make or provide for such adjustments in the number of shares of Common Stock awarded under the Plan as it determines in good faith to be required. The Board may also provide for such special terms for Awards as it deems necessary in order to facilitate the making of grants of Restricted Stock to Non-Employee Directors who are foreign nationals. The Board may amend, suspend, or terminate the Plan, in its sole discretion, unless such action requires stockholder approval for the exemptions available under Rule 16b-3 to remain applicable to the Plan.

  The following table sets forth the number and dollar value of Restricted Stock which will initially be awarded under the Plan to the named Non-Employee Directors and the non-employee nominee for director, if the Plan is approved by the stockholders. The information provided assumes that each Non-Employee Director currently chairing a Committee of the Board will continue in that position.

                        NEW PLAN BENEFITS
      1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
______________________________________________________________
                                                     # of
                                 Dollar           Shares of
                                 Value           Restricted
Name and Position                ($)(1)             Stock
______________________________________________________________
Non-Employee Director:

Edward P. Djerejian              $5,875              250
Senator Albert Gore, Sr.         $5,875              250
Arthur Groman (2)               $10,575              450
John W. Kluge                    $5,875              250
Irvin W. Maloney                 $5,875              250
George O. Nolley (3)            $15,275              650
Rodolfo Segovia                  $5,875              250
Aziz D. Syriani (4)             $10,575              450
Rosemary Tomich (5)             $10,575              450
______________________________________________________________
Non-Employee Director           $76,375            3,250
Group (Nine Persons)
______________________________________________________________
(1) Based on the Fair Market Value of the Common Stock on
    March 1, 1996.
(2) Chairman of Nominating Committee.
(3) Chairman of Audit and Compensation Committees.
(4) Chairman of Investment Committee.
(5) Chairperson of Environmental, Health and Safety Committee.

                CERTAIN FEDERAL TAX CONSEQUENCES

  Under current law, because the Restricted Stock is not subject to a substantial risk of forfeiture, a Non-Employee Director receiving shares of Restricted Stock will recognize ordinary income for federal income tax purposes in an amount equal to the Fair Market Value of the shares granted under the Plan on the date of grant, without regard to any restriction. Each director will include the Fair Market Value of the shares in his gross income for federal tax purposes in the year of the grant. The Company is entitled to a corresponding deduction in the year that the director recognizes income for federal income tax purposes.

  The Board of Directors recommends a vote FOR the proposal to adopt the Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

        STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING
                         OF STOCKHOLDERS

  Stockholder proposals to be presented at the 1997 Annual Meeting of Stockholders of Occidental must be received at Occidental's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, by November 12, 1996, in order to be included in the proxy statement and form of proxy relating to such meeting.

                          ANNUAL REPORT

  Occidental's 1995 Annual Report is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

                                       Sincerely,
                                   /s/ Donald P. de Brier
  Los Angeles, California              Donald P. de Brier
  March 12, 1996                       Secretary


  IT  IS  IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE,
STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

                            EXHIBIT A

                OCCIDENTAL PETROLEUM CORPORATION
      1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

  1. Purpose. The purpose of the Occidental Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors (the "Plan") is to provide ownership of Occidental Petroleum Corporation's ("Occidental") Common Stock to non-employee directors in order to more closely align director and stockholder interests, to provide a competitive compensation program for directors and to enhance Occidental's ability to attract and retain top-quality directors.

  2. Administration of the Plan.

     (a) Members of the Committee. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Members of the Committee shall be appointed from time to time by the Board and shall serve at the pleasure of the Board. Any Committee member may resign at any time upon written notice to the Board.

     (b) Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of Occidental, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. Determinations made with respect to any individual Non-Employee Director shall be made without participation by such Non-Employee Director in such determination. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

  3. Stock Reserved for the Plan. The number of shares of Common Stock authorized for issuance under the Plan is 50,000, subject to adjustment pursuant to Section 8 hereof. Shares of Common Stock delivered hereunder may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof.

  4. Awards of Restricted Stock.

     (a) Initial Awards. Subject to Section 4(d) hereof, on the first business day following the 1996 annual meeting of stockholders of Occidental (the "1996 Meeting"), each Non-Employee Director who is then a member of the Board shall be awarded two hundred and fifty (250) whole shares of Restricted Stock.

     (b) Annual Awards. On the first business day following each annual meeting subsequent to the 1996 Meeting, each Non-Employee Director who is then a member of the Board shall be awarded two hundred and fifty (250) whole shares of Restricted Stock.

     (c) Special Awards. On the first business day following each annual meeting subsequent to the 1996 Meeting, each Non-Employee Director who is then serving as a Chairman of one or more committees of the Board shall be awarded two hundred (200) whole shares of Restricted Stock with respect to each such Chairmanship, in addition to any Award he or she may be granted pursuant to Sections 4(a) and 4(b) above.

     (d) Commencement of Grants. Notwithstanding anything in this Plan to the contrary, no Award made pursuant to the Plan or any amendment to the Plan shall be effective prior to the requisite approval of the Plan or such amendment by the stockholders of Occidental. In the event requisite stockholder approval is not obtained, the Plan, and any Award thereunder, shall be null and void.

  5. Terms and Conditions of Awards. Restricted Stock awarded to a Non-Employee Director under the Plan shall be subject to the following restrictions:

     (a) During the period of the Director's service as a member of the Board (the "Restriction Period"), any shares of Common Stock awarded under the Plan shall not be sold, assigned, pledged, hypothecated or otherwise transferred or encumbered. During the Restriction Period, the certificate representing such shares of Common Stock shall contain a statement referring to the restrictions contained in this Section 5(a) and such certificate shall be held by the Company. Except as provided in Section 9, as soon as practicable after the lapse of restrictions applicable to Restricted Stock, all shares of Restricted Stock held by the Company for the benefit of a Non-Employee Director shall be given to such Non-Employee Director, free and clear of any restrictions applicable thereto during the Restriction Period.

     (b) Whenever cash dividends are paid by Occidental on outstanding Common Stock, each Non-Employee Director will receive in cash all dividends paid on the Restricted Stock then held by the Company for the benefit of such Non-Employee Director on the record date for the dividend. Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed.

     (c) Each Non-Employee Director hereunder may designate from time to time any beneficiary or beneficiaries (who may be designated concurrently, contingently or successively) to whom any shares of Restricted Stock and any cash amounts are to be paid in case of the Non-Employee Director's death before receipt of any part or all of such Restricted Stock and cash. Each designation will revoke all prior designations by the
Non-Employee Director, shall be in a form prescribed by the Committee, and will be effective only when filed by the Non-Employee Director, in writing, with the Secretary of Occidental. Reference in the Plan to a Non-Employee Director's "beneficiary" at any date shall include such persons designated as concurrent beneficiaries on the Non-Employee Director's beneficiary designation form then in effect. In the absence of any such designation, any shares of Restricted Stock being held by the Company for the benefit of such Non-Employee Director at the time of his or her death may, in the sole discretion of the Committee, be paid to such Non-Employee Director's estate in a cash lump sum.

  6. Foreign Participants. In order to facilitate the making of an Award, the Board may provide for such special terms for Awards to Non-Employee Directors who are foreign nationals, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements  or  alternative versions of, the  Plan  as  it  may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Occidental may certify any such document as having been approved and adopted in the same manner as the Plan; provided that, no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of Occidental.

  7. Change in Control. Upon the occurrence of a Change in Control, all restrictions affecting Restricted Shares shall lapse and such shares shall be delivered to each Non-Employee Director as soon as practicable thereafter; provided that, the Committee may, in its sole discretion authorize the payment of cash, in lieu of the issuance of such shares.

  8. Adjustments. The Board may make or provide for such adjustments in the number of shares of Restricted Stock awarded under the Plan, as the Board may in good faith determine to be required in order to prevent dilution or expansion of the rights of Non-Employee Directors that otherwise would result from (i) any stock dividend, stock split, combination of shares recapitalization or other change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the
Board  may  provide  in substitution for any or  all  outstanding
Restricted Stock Awards under the Plan such alternative consideration as it may in good faith determine to be appropriate under the circumstances and may require the surrender of all Awards so replaced. Moreover, the Board may, on or after the date of any Award, provide in the agreement evidencing such Award that the Non-Employee Director may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having similar effect, or the Board may provide that the Non-Employee Director will automatically be entitled to receive such an equivalent Award. The Board may also provide for such adjustments in the maximum number of shares of Common

Stock   specified   in  Section 3 as the Board,  in  good  faith,
determines to be appropriate in order to reflect any transaction or event described in this Section 8.

  9. Withholding. Occidental shall defer making payments or deliveries under the Plan until satisfactory arrangements have been made for the payment of any federal, state, local or foreign taxes (whether or not required to be withheld) with respect to such payment or delivery. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Stock, and any agreement pertaining to an Award may make such relinquishment the mandatory form of satisfying such taxes. The Committee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

  10.  Rights of Non-Employee Directors.

     (a) Retention as Non-Employee Director. Nothing contained in the Plan or with respect to any Award shall interfere with or limit in any way the right of the stockholders of Occidental to remove any Non-Employee Director from the Board, nor confer upon any Non-Employee Director any right to continue in the service of Occidental as a Non-Employee Director.

     (b) Nontransferability. No right or interest of any Non-Employee Director in any Award shall be assignable or transferable during the lifetime of the Non-Employee Director, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Non-Employee Director's death, a Non-Employee Director's rights and interests in his or her Award shall be transferable by testamentary will or the laws of descent and distribution. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     (c) Except to the extent restricted under the terms of an agreement evidencing a grant of Restricted Stock, a Non-Employee Director awarded such stock shall have all of the rights of a stockholder, including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

  11. Amendment; Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to be applicable to the Plan and the Non-Employee Directors shall be effective unless the same shall be approved by the stockholders of Occidental entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Non-Employee Director, without such Non-Employee Director's consent.

  12.  General Restrictions.

     (a)    Regulations  and Offer Approvals. The  obligation  of
Occidental to deliver Common Stock with respect to any Award under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (b) Each Award granted under the Plan is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, such Award or the issuance of Common Stock, no such Award or payment shall be made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee. Nothing herein shall be deemed to require Occidental to apply for or to obtain such listing, registration or qualification.

     (c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations
thereunder,   and   Occidental   may  require  any   Non-Employee
Director to whom Common Stock is granted, as a condition of receiving such Common Stock, to give written assurances in substance and form satisfactory to Occidental and its counsel to the effect that such person is acquiring the Common Stock for his or her own account and not with any present intention of selling or otherwise distributing the same, and to such other effects as Occidental deems necessary or appropriate in order to comply with federal and applicable state securities laws.

  13. Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

  14. Plan Interpretation. The Plan is intended to comply with Rule 16b-3 and shall be construed to so comply.

  15. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

  16. Term of Plan. This Plan shall become effective on the Effective Date, and shall remain in effect for ten (10) years from such date, unless sooner terminated by the Board.

  17. Definitions. For purposes of the Plan, the following terms shall have the following meanings:

     (a) "Award" means any award of Restricted Stock under the Plan.

     (b)   "Board" means the Board of Directors of Occidental.

     (c) "Change in Control" means a change in control of Occidental, which shall be deemed to have occurred if:

        (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of Occidental or any company owned, directly or indirectly, by the stockholders of Occidental in substantially the same proportions as their ownership of the Common Stock of Occidental), is or becomes, after the Effective Date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Occidental (not including in the securities beneficially owned by such person any securities acquired directly from Occidental or its affiliates) representing 50 percent (50%) or more of the combined voting power of Occidental's then-outstanding securities; or

        (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Occidental to effect a transaction described in clause (i), (iii), or (iv) of this definition) whose election by the Board or nomination for election by Occidental's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

       (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Occidental outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under any employee benefit plan of Occidental, at least 50 percent of the combined voting power of the voting securities of Occidental or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of Occidental (or similar transaction) in which no person acquires more than 50 percent (50%) of the combined voting power of Occidental's then-outstanding securities; or

        (iv) the stockholders of Occidental approve a plan of complete liquidation of Occidental or an agreement for the sale or disposition of all or substantially all of Occidental's assets; provided that, prior to the occurrence of any of the events described in clauses (i) through (iii) above, the Board may determine that such an event shall not constitute a Change of Control for purposes of the Plan.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (e) "Common Stock" means shares of the common stock, par value $.20 per share, of Occidental.

     (f) "Company" means Occidental Petroleum Corporation and its subsidiaries, collectively.

     (g) "Effective Date" means April 26, 1996 or the date of approval of the Plan by the stockholders of Occidental, whichever comes first.

     (h)    "Exchange Act" means the Securities Exchange  Act  of
1934, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (i) "Fair Market Value" means the per share fair market value of Common Stock as determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Common Stock as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (j) "Non-Employee Director" means a member of the Board who is neither an officer nor employee of the Company.

     (k)    "Plan"  means  this Occidental Petroleum  Corporation
1996 Restricted Stock Plan For Non-Employee Directors.

     (l)    "Restriction Period" means, in respect of  Restricted
Stock, the period referenced in Section 5(a).

     (m)    "Restricted Stock" means a grant of shares of  Common
Stock, which shares are subject to the restrictions on transfer described in Section 5(a).

     (n) "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange
Commission under the Exchange Act, or any successor rule to the same effect.











                OCCIDENTAL PETROLEUM CORPORATION
                    10889 Wilshire Boulevard
                  Los Angeles, California 90024

                         (RECYCLE LOGO)
                   Printed on recycled paper.

PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

      DR. RAY R. IRANI and DR. DALE R. LAURANCE, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 26, 1996, and at any adjournment, as if the undersigned were present and voting at the meeting.

      The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)
                                     (logo)
IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  - Exit Santa Monica Civic Auditorium.
  - Turn left on Main Street and proceed to Pico
    Boulevard. Turn right on Pico.
  - Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  - Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting.
CONTINUOUS SHUTTLE SERVICE WILL BE
PROVIDED from 8:30 A.M. to 2:00 P.M.

The $6 parking fee will be paid by Occidental
Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF PROXY)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Senator Albert Gore, Sr., David R. Martin, George O. Nolley,     [ ]    [ ]
John F. Riordan and Rosemary Tomich for three-year terms that expire in 1999 and Edward P. Djerejian for a two-year term that expires in 1998.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the  Occidental          [ ]     [ ]      [ ]
Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors.



Discontinue mailing Annual Report to this account.       [ ]

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

               PLEASE HELP US ELIMINATE DUPLICATE MAILINGS.


OCCIDENTAL PETROLEUM CORPORATION IS REQUIRED TO SEND AN ANNUAL REPORT TO EVERY STOCKHOLDER. IF YOU HAVE MULTIPLE ACCOUNTS WITH THE SAME ADDRESS, PLEASE HELP US REDUCE COSTS BY DIRECTING US TO DISCONTINUE MAILING FUTURE ANNUAL REPORTS TO ONE OR MORE SUCH ACCOUNTS. MARK THE APPROPRIATE BOX ON THE PROXY CARD FOR EACH SUCH ACCOUNT. THE PROXY CARD FOR AT LEAST ONE ACCOUNT MUST REMAIN UNMARKED TO RECEIVE AN ANNUAL REPORT. DO NOT TERMINATE MAILINGS FOR ACCOUNTS FOR WHICH YOU SERVE AS A TRUSTEE, GUARDIAN OR OTHER FORM OF NOMINEE.

   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------
(logo)  OCCIDENTAL PETROLEUM CORPORATION
        ANNUAL MEETING OF STOCKHOLDERS
        PREREGISTRATION FORM


                                Santa Monica Civic Auditorium
                                1855 Main Street, Santa Monica

                                Meeting Hours
                                Exhibit Room opens at 9:15 A.M.
                                Meeting starts at 10:30 A.M.

        TO SPEED UP REGISTRATION, PLEASE BRING THIS CARD WITH YOU TO THE MEETING ON APRIL 26. DO NOT MAIL.

        Please see the back of this card for parking instructions.

1050-A(SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 26, 1996, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Edward P. Djerejian, Senator Albert Gore, Sr., David R. Martin, George O. Nolley, John F. Riordan and Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
PETROLEUM CORPORATION SAVINGS PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                  FOR  WITHHELD
                                                                  ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Senator Albert Gore, Sr., David R. Martin, George O. Nolley,      [ ]     [ ]
John F. Riordan and Rosemary Tomich for three-year terms that expire in 1999 and Edward P. Djerejian for a two-year term that expires in 1998.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the Occidental           [ ]     [ ]      [ ]
Petroleum Corporation 1996 Restricted Stock Plan for
Non-Employee Directors.



Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1050-B(PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 26, 1996, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Edward P. Djerejian, Senator Albert Gore, Sr., David R. Martin, George O. Nolley, John F. Riordan and Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Senator Albert Gore, Sr., David R. Martin, George O. Nolley,     [ ]     [ ]
John F. Riordan and Rosemary Tomich for three-year terms that expire in 1999 and Edward P. Djerejian for a two-year term that expires in 1998.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

____________________________________________________________
                                                        FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of            [ ]      [ ]     [ ]
Arthur Andersen LLP as independent public accountants.
                                                        FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the  Occidental         [ ]      [ ]     [ ]
Petroleum Corporation 1996 Restricted Stock Plan for
Non-Employee directors.



Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1050-C(SIP)

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)



                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

   I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 26, 1996, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA Inc. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

   My vote for the election of directors is indicated on the reverse side. Nominees are: Edward P. Djerejian, Senator Albert Gore, Sr., David R. Martin, George O. Nolley, John F. Riordan and Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

   I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PENSION PLANS ADMINISTRATIVE COMMITTEE.


1050-E(TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE
WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Senator Albert Gore, Sr., David R. Martin, George O. Nolley,      [ ]      [ ]
John F. Riordan and Rosemary Tomich for three-year terms that expire in 1999 and Edward P. Djerejian for a two-year term that expires in 1998.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the  Occidental          [ ]     [ ]      [ ]
Petroleum Corporation 1996 Restricted Stock Plan for
Non-Employee Directors.



Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians, and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(PROXY CARD - BROKER)

PROXY

                  THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS

                   OCCIDENTAL PETROLEUM CORPORATION

  DR. RAY R. IRANI and DR. DALE R. LAURANCE, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 26, 1996, and at any adjournment, as if the undersigned were present and voting at the meeting.

   The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1,2, AND 3. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.



1050-D (BRO)

(REVERSE SIDE OF PROXY CARD - BROKER)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Senator Albert Gore, Sr., David R. Martin, George O. Nolley,     [ ]      [ ]
John F. Riordan and Rosemary Tomich for three-year terms that expire in 1999 and Edward P. Djerejian for a two-year term that expires in 1998.
(To withhold authority to vote for any nominee(s), mark FOR
ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the  Occidental          [ ]     [ ]      [ ]
Petroleum Corporation 1996 Restricted Stock Plan for
Non-Employee Directors.



Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians, and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



  DR. RAY R. IRANI
CHAIRMAN OF THE BOARD
     PRESIDENT
        AND
CHIEF EXECUTIVE OFFICER


                                 March 12, 1996




Dear Savings Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 26, 1996, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the Occidental Savings Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.

                                 /s/ R. R. Irani




P.S. This message applies to those of you who own shares of Occidental stock other than through the Savings Plan. You will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card. In order to eliminate unnecessary duplicate distribution of the annual report, the transfer agent has not included the annual report with this mailing, but you will find the report in the separate mailing you will receive in connection with the stock you own other than through the Plan.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
     PRESIDENT
        AND
CHIEF EXECUTIVE OFFICER


                                 March 12, 1996




Dear  Occidental Chemical Corporation Savings and Investment Plan
Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 26, 1996, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the Occidental Chemical Corporation Savings and Investment Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.

                                 /s/ R. R. Irani



P.S. Many of you own shares of Occidental stock other than through the Occidental Chemical Corporation Savings and Investment Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



  DR. RAY R. IRANI
CHAIRMAN OF THE BOARD
      PRESIDENT
         AND
CHIEF EXECUTIVE OFFICER


                                 March 12, 1996




Dear OXY USA Inc. Employees Thrift Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 26, 1996, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the OXY USA Inc. Employees Thrift Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.

                                 /s/ R. R. Irani



P.S. Many of you own shares of Occidental stock other than through the OXY USA Inc. Employees Thrift Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.